                                  EXHIBIT 21
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                    SUBSIDIARIES OF WMX TECHNOLOGIES, INC.
                    --------------------------------------

The following is a list of all direct and indirect subsidiaries of the registrant as of March 3, 1997. The state or other jurisdiction of incorporation or organization is indicated in parentheses following each subsidiary's name. The names of the divisions or other business units of each subsidiary are indented and listed below the relevant subsidiary's name.

A & B Builders, Inc. (Texas)
AB Frakttjanst (Sweden)
AB Gosta M. Skoglund (Sweden)
Advanced Environmental Technical Services, L.L.C. (Delaware) Aero-Metric, Inc. (Wisconsin)
Allegheny Industrial Electrical Company, Inc. (Delaware)
Am.Eco S.r.l. (Italy)
American Refuse Systems, Inc. (North Carolina)
     ARS - Waste Management of Central North Carolina
     ARS - Waste Management of Eastern North Carolina
     ARS - Waste Management of South Carolina
Arabian Cleaning Enterprise, Ltd. (Saudi Arabia)
Arkansas Valley Waste Limited Partnership (Illinois)
Ark BV (Netherlands)
Aseo S.A. (Argentina)
Aspica s.r.l. (Italy)
Aurec (Germany)
Automated Disposal Systems, Inc. (Delaware)
Automotive Industrial Recyclers Holding Company (Florida) Automative Industrial Recovery Systems, Inc. (Florida) Auxiwaste SA (France)
Avica S.r.l. (Italy)
Belpar Chemical Services, Inc. (West Virginia)
Bensalem Power Company (Pennsylvania)
B. Holmes (Graded Paper) Ltd. (United Kingdom)
Bio-Energy Partners (Illinois)
Brand Air, Inc. (Delaware)
Brand Construction Services, Inc. (Delaware)
Brand Demolition Services, Inc. (Delaware)
Brand Insulations, Inc. (Illinois)
Brand Marine Services, Inc. (Delaware)
Brand Remediation Services, Inc. (Delaware)
Brand Services, Inc. (Delaware)
BRINI of North America, Inc. (Connecticut)
Bristol Contract Services Limited (United Kingdom)
Brundidge Waste Disposal Center, Inc. (Alabama)

Burton, Adams, Kemp & King, Inc. (North Carolina)
California Acquisition Sub, Inc. (Delaware)
Canada Crinc, Ltd. (New Brunswick)
C. A. van Vliet Containertransport (Netherlands)
C. A. van Vliet Techneik B.V. (Netherlands)
Cedar Hammock Refuse Disposal Corporation (Florida)
     Waste Management of Manatee County
     Waste Management of Sarasota County
Cemtech L.P. (Delaware)
Cemtech Management, Inc. (Delaware)
Central Service Corporation (Florida)
Ceriani Cave (Italy)
Chamberlain Resources, Inc. (Arizona)
Charlotte Landscaping and Sanitation Services, Inc. (Florida)
Chemical Waste Management, Inc. (Delaware)
     Trade Waste Incineration
Chemical Waste Management Clemson Technical Center, Inc. (South Carolina) Chemical Waste Management de Mexico, S.A. de C.V. (Mexico)
Chemical Waste Management of Indiana, L.L.C. (Delaware)
Chemical Waste Management of Kansas, Inc. (Kansas)
Chemical Waste Management of New Jersey, Inc. (New Jersey)
Chemical Waste Management of Pennsylvania, Inc. (Delaware)
Chemical Waste Management of the Northwest, Inc. (Washington)
Chem-Nuclear Systems, L.L.C. (Delaware)
CID MRRF, Inc. (Delaware)
Clarfield Recycling Ltd. (United Kingdom)
CNS Holdings, Inc. (Delaware)
CNSI Sub, Inc. (Delaware)
Community Refuse, Limited (Pennsylvania)
     Mountain View Reclamation
Compania Schreiber de Servicios (Spain)
Container Recycling Alliance, L.P. (Delaware)
Controlled Waste Materials, Inc. (Illinois)
Cord Industrienster Spykerisse BV (Netherlands)
Cote D'Azur Assainissement (France)
Cote D'Azur Entretien (France)
County Wide Sanitation Partners, L.P. (Illinois)
CWM Cement, Inc. (Delaware)
CWM Chemical Services, Inc. (Delaware)
CWM Holdings, Inc. (Delaware)
CWM Resource Management, Inc. (Georgia)
CWM Resource Recovery, Inc. (Ohio)
Dan-Clean DK A/S (Denmark)
Dankompost APS (Denmark)

Dansk Miljotoilet A/S (Denmark)
Davies Bros (Waste) Ltd & Greenwood (DB) Containers Ltd. (England)
Debris Processors, Inc. (Virginia)
     Indian Trail Disposal Facility
Decker Disposal, Inc. (Florida)
Deconditionnement, Maintenance Et Securite SA ("DMS")
Demart Sarl (France)
Deponie Bentheim Entsorgung Verwaltungsgeskellschaft mbH (Germany) Derichebourg Est (France)
Derichebourg Hygiene (France)
Derichebourg Ile De France (France)
Derichebourg Midi Pyrenees (France)
Derichebourg Nord (France)
Derichebourg Quest (France)
Derichebourg Sap Sarl (France)
Derichebourg Sas SA (France)
Derichebourg Services Sarl (France)
Derichebourg Seta SA (France)
Derichebourg Sud Quest Sarl (France)
Derichebourg Var Sarl (France)
Diversified Scientific Services, Inc. (Tennessee)
Downfield Services Ltd (United Kingdom)
Drakesmore Development Ltd (United Kingdom)
Durachem Limited Partnership (Maryland)
Dynastar, Inc. (Ohio)
Ecocentro s.p.a. (Italy)
Eco-Consult s.r.l. (Italy)
Ecol Italiana S.p.A. (Italy)
Ecol S.A. (Argentina)
Ecoservizi S.p.A. (Italy)
Edward Bros (Waste Paper) Ltd (United Kingdom)
Eksjo Renhallning AB (Sweden)
EMICA S.r.l. (Italy)
Enviro-Gro Technologies, Inc. (New York)
Enviro-Gro Technologies II, Inc. (New York)
Enviroland, Incorporated (Michigan)
Environmental Development Associates of North Carolina, Inc. (North Carolina) Environmental Development Associates of New Jersey, Inc. (New Jersey) Environmental Waste Concepts, Ltd. (Illinois)
Enviropace Limited (Hong Kong)
Envirotech Operating Services, Inc. (Delaware)
Envirotech Operating Services (Petaluma), Inc. (Delaware)
Eureco s.r.l. (Italy)
EUV Entsorgungs-u. Verwertungs-GmbH (Germany)

Fempack Limited (United Kingdom)
Fineco Italiana S.r.l. (Italy)
First Waste Limited (United Kingdom)
FJBCC Sarl (France)
France Metal Recyclage (France)
Franchi E Caserio S.r.l. (Italy)
Fratelli Visconti S.r.l. (Italy)
Gateway Waste Partners, L.P. (Illinois)
Gebr. Van Vliet B.V. (Netherlands)
General Nuclear Systems, Inc. (Delaware)
General Sanitation Corporation (Florida)
Geological Reclamation Operations and Waste Systems, Inc. (Pennsylvania)
     Burlington County Resource Recovery Facilities Complex
     G.R.O.W.S. Landfill
     Meadowlands Baler Facility
     Meadowland Recycling and Disposal Facility
Geopol S.A.R.L. (France)
Georgia Waste Systems, Inc. (Georgia)
     B. J. Recycling and Disposal Facility
     Chapman Waste Disposal
     Rolling Hills Recycling and Disposal Facility
     Waste Management of Augusta - Aiken
     Waste Management of Atlanta
     Waste Management of Macon
Gesam Gestione Servizi Ambientali S.p.A. (Italy)
GES Gesellschaft zur Entsorgung von Sekundaerrohstoffen mbH (Germany) Gestion Des Rebuts D.M.P. Inc. (Quebec)
     WMI Mauricie Bois - Franc
     WMI Parc Hirondelles
Gestioni Ambientali (Italy)
Grand Disposal Partners, L.P. (Illinois)
Green Valley Landfill Limited (Hong Kong)
Gruning GmbH Wertstoffaufbereitung und Containerdienst (Germany)
G.T.I. - Generale Trasporti Immondizie s.r.l. (Italy)
Gulf Disposal, Inc. (Florida)
Hall-ing Refuse Partners, L.P. (Illinois)
Harris Disposal Service, Inc. (Florida)
Harris Sanitation, Inc. (Florida)
Hedco Landfill Limited (United Kingdom)
Holiday Moss (Landfill) Limited (United Kingdom)
Hollander Industriediensten Amsterdam BV (Netherlands)
Ib Jorgensen Handelaktiesglskab  (Denmark)
Ibka Industriservice A/S (Denmark)
Ichochema B.V. (Netherlands)

Icopower B.V. (Netherlands)
Icotech (Netherlands)
Icova B.V. (Netherlands)
Icova/Maltha Glascollecting B.V. (Netherlands)
ICRC Company (Delaware)
IGM International S.p.A. (Italy)
IGM S.p.A. (Italy)
Infectious Waste Management Limited Partnership (Illinois)
Ingenieria Urbana S.A. (Spain)
International Coal Refinery Company (Delaware)
Interport Paper Company Limited (United Kingdom)
IPS Quinte Inc. (Ontario)
IRA S.r.l. (Italy)
I.R.E. Pennsylvania, Inc. (Pennsylvania)
Italrifiuti S.p.A. (Italy)
Jaartsveld Groen En Milieu B.V. (Netherlands)
Jarsno Equipment Inc. (Ontario)
Jinyuan Power Limited Partnership (Delaware)
Johnson Filtration Systems Inc. (Delaware)
Johnson Filtration Systems Limited (Ireland)
Just-Altpapier-Verwertung GmbH (Germany)
Just GmbH Rohstoffe fur die Papierindustrie (Germany)
Jydsk Miljoservice A/S (Denmark)
Kahle Landfill, Inc. (Missouri)
Karlstad Renhallnings AB (Sweden)
K. D. Scott Limited (United Kingdom)
Keene Road Landfill, Inc. (Florida)
Kennedy & Donkin Africa (Botswana) Partnership (Botswana)
Kennedy & Donkin Africa (Malawi) Partnership (Malawi)
Kennedy & Donkin Building Services Limited (United Kingdom)
Kennedy & Donkin Generation & Industrial Limited (United Kingdom)
Kennedy & Donkin Information Systems Ltd. (United Kingdom)
Kennedy & Donkin International Ltd. (Hong Kong)
Kennedy & Donkin Ltd. (United Kingdom)
Kennedy & Donkin Malaysia Ltd. (Delaware)
Kennedy & Donkin (Middle East) Limited (Cyprus)
Kennedy & Donkin Overseas Ltd. (United Kingdom)
Kennedy & Donkin Power Ltd. (United Kingdom)
Kennedy & Donkin Quality Engineering Limited (United Kingdom)
Kennedy & Donkin Quality Inc. (Delaware)
Kennedy & Donkin Systems Control Ltd. (United Kingdom)
Kennedy & Donkin Transportation Ltd. (United Kingdom)
Klok Containers BV (Netherlands)
KNAB GmbH (Germany)

KNAB Zwischenlager Verwaltungs- ung Betriebsgesellschaft mbH (Germany) Lake Disposal Partners, Ltd. (Illinois)
Landskrona-Svalovs Renhallnigs AB (Sweden)
LJA Land Development Engineering & Surveying Inc. (Delaware)
Ljungby Renhallning & Transport AB (Sweden)
Ljusne Renhallnings AB (Sweden)
Loristan Services Limited (United Kingdom)
LSS & Associates, Inc. (Arizona)
Malardalens Tankservice AB (Sweden)
Manchester Tankers Limited (United Kingdom)
Mantank Cleaning Services Limited (United Kingdom)
M & O Waste Management Limited Partnership (Illinois)
Massachusetts Refusetech, Inc. (Delaware)
Materials Recovery, Inc. (Massachusetts)
Matrix Construction, Incorporated (Texas)
Matrix Engineering, Inc. (Texas)
Megastock Ltd. (United Kingdom)
Mellanaktoren AB (Sweden)
Mesne Lea Estates Limited (United Kingdom)
Meurthe Et Moselle Service Sarl (France)
Miami Valley Pressure Cleaning, Inc. (Ohio)
Middlemass Holdings Pty Limited (Australia)
Middlemass Industrial Services Pty Limited (Australia)
Mid-Ontario Equipment Ltd. (Ontario)
Midwest Transport, Inc. (Wisconsin)
Milieu Express B.V. (Netherlands)
Miljotjanst: Malardalan AB (Sweden)
Miljotjanst: Nykoping AB (Sweden)
Miljotjanst: Sodermanland AB (Sweden)
Miljotjanst: Vastmanland AB (Sweden)
Miller Waste Partners, L.P. (Illinois)
Missouri Disposal Partners, L.P. (Illinois)
Modern Trash Removal of York, Inc. (Pennsylvania)
     Modern Landfill
Mountain Indemnity Insurance Company (Vermont)
MPF Engineered Filtered Products Inc. (Ontario)
MRI Holding Company (Delaware)
M.S.T.S., Inc. (Delaware)
Mull Entsorgung West GmbH & Co. KG (Germany)
National Guaranty Insurance Company (Vermont)
National Seal Company (Illinois)
Neptune Microfloc, Incorporated (Oregon)
New England CR Inc. (Massachusetts)
NH/VT Energy Recovery Corporation (New Hampshire)

Nice Nettooyage Sarl (France)
Nichols Sanitation, Inc. (Florida)
     Lake Placid Sanitation
North Broward County Resource Recovery Project, Inc. (Florida) North Broward Holdings Inc. (Delaware)
Norwaste Limited (United Kingdom)
Nova Spurghi (Italy)
NSC Sales Corp. (Virgin Islands)
Ocean Combustion Service, B.V. (Netherlands)
Ocean Combustion Service GmbH (West Germany)
Ocean Combustion Service, N.V. (Belgium)
Ocmulgee Disposal, Inc. (Georgia)
Oil & Solvent Process Company (California)
Olshan Demolishing Company, Inc. (Texas)
Ostjydsk Industrirenovation A/S (Denmark)
O.V.E.R. s.r.l. (Italy)
Pacific Waste Management Holdings Pty. Limited. (Australia) Pacific Waste Manaagement Pte. Ltd. (Singapore)
Pacific Waste Management Pty Limited (Australia)
Pacific Waste Management Limited (Hong Kong)
Pacific Waste Management Ltd. (New Zealand)
Paega (Italy)
Papierabfallentsorgung Gellschaft mbH (Austria)
Park Services, Inc. (Delaware)
Pecol S.r.l. (Italy)
Penn-Warner Club, Inc. (Delaware)
Peterson-KNAB GmbH (Germany)
Phoenix Systems, Inc. (Maryland)
Photodigit Ltd. (United Kingdom)
Piacentii Srl (Italy)
Piacenza AMB (Italy)
Pilmuir Waste Disposal Limited (United Kingdom)
Pingliang Power Limited Partnership (Delaware)
P.I.T.E.F.  S.r.l. (Italy)
Plant Control Services, Inc. (Texas)
Practical Recycling Systems Ltd. (United Kingdom)
Progesam Ecosistenmi S.r.l. (Italy)
PT Waste Management Indonesia (Indonesia)
Pullman-Hoffman, Inc. (Ohio)
Pullman Plumbing, Pipefitting & Mechanical, Inc. (West Virginia) Pullman Power Products Corporation (Delaware)
Pullman Power Products International Corporation (Delaware) Pullman Power Products of Canada Limited (Canada)
Pullman Torkelson Utility Fuels Company (Delaware)

PWM Affiliates Superannuation Fund Pty Limited (Australia)
Questquill Limited (United Kingdom)
R A Johnson (Haulage) Ltd. (England)
Rancho Estates Properties, Inc. (Delaware)
RCC Fiber Company, Inc. (Delaware)
Recycle First North Andover Inc. (Delaware)
Refuse Services, Inc. (Florida)
     Clay County Recycling and Disposal Facility
     Jacksonville Waste Control
     Lake City Waste Control
     Sunbeam Recycling and Disposal Facility
     Trinity Recycling and Disposal Facility
     Waste Management of Clay County
     Waste Management of Jacksonville
     Waste Management of Putnam County
REI/CQA Inc. (Delaware)
REI Holdings, Inc. (Delaware)
Renovadan Miljoservice A/S (Denmark)
Rent-a-Weld (Wirral) Ltd. (United Kingdom)
Resco Holdings Inc. (Delaware)
Residuos Industriales Multiquim, S.A. de C.V. (Mexico)
Reuter Recycling of Florida, Inc. (Florida)
Reym B.V. (Netherlands)
Reym GmbH (Netherlands)
RGH Recycling GmbH (Germany)
Richmond Waste Partners, Ltd. (Illinois)
RIH Inc. (Delaware)
Riley Energy Systems of Lisbon Corporation (Delaware)
Riley Energy Systems of Lisbon Connecticut Corp. (Connecticut)
RRT Design & Construction Corp. (Delaware)
RRT Empire of Mid-Connecticut, Inc. (Connecticut)
RRT Empire of Monroe County, Inc. (New York)
RRT Empire Returns Corporation (New York)
RRT Land Corp. (New York)
RRT of Lake County, Illinois, Inc. (Delaware)
RRT of New Jersey, Inc. (New Jersey)
RRT of Pennsylvania, Inc. (Pennsylvania)
RRT of Philadelphia, Inc. (Delaware)
RRT of Springfield, Massachusetts, Inc. (Massachusetts)
RRT Plastics Corp. (Delaware)
RRT Plastics of N.J., Inc. (New Jersey)
RRT-Recycle America, Inc. (Delaware)
Rudolf Beck & Sohne Aktiengesellschaft (Austria)
Rupke & Associates Ltd. (Ontario)

Rust Architecture Inc. (Wisconsin)
Rust Architecture & Geology of North Carolina, P.C. (North Carolina)
Rust Associates Ltd. (Canada)
Rust Capital Corporation (Delaware)
Rust China Ltd. (Delaware)
Rust Engineering & Construction Inc. (Delaware)
Rust Engineering do Brasil Construcoes Ltda. (Brasil)
Rust Environment & Infrastructure Inc. (Wisconsin)
Rust Environment & Infrastructure of Canada Inc. (Alberta)
Rust Environment & Infrastructure of Michigan Inc. (Michigan)
Rust Environment & Infrastructure of New York Inc. (New York)
Rust Environment & Infrastructure of North Carolina Inc. (North Carolina) Rust Environment & Infrastructure of Ohio Inc. (Ohio)
Rust Environment & Infrastructure, P.E., ARCH. L.S., P.C. (New York)
Rust Federal Environmental Services Inc. (Delaware)
Rust Federal Services of Colorado Inc. (Delaware)
Rust Federal Services of Hanford Inc. (Delaware)
Rust Federal Services of Idaho Inc. (Delaware)
Rust Geotech Inc. (Delaware)
Rust Germany GmbH (Germany)
Rust Industrial Cleaning Inc. (Delaware)
Rust Industrial Cleaning Services Inc. (Delaware)
Rust Industrial Services Inc. (Delaware)
Rust International Holdings Inc. (Delaware)
Rust International Inc. (Delaware)
Rust International of North Carolina, P.C. (North Carolina)
Rust JRP Ltd (Hong Kong)
Rust JRP Pte Ltd (Singapore)
Rust Limited (United Kingdom)
Rust MRM Limited (United Kingdom)
Rust North America Holdings Inc. (Delaware)
Rust Overseas B.V. (Netherlands)
Rust Plant Services Inc. (South Carolina)
Rust PPK Pty Ltd. (New South Wales, Australia)
Rust Precision Blasting Inc. (Delaware)
Rust Precision Cleaning Services (Delaware)
Rust Remedial Services Holding Company Inc. (Delaware)
Rust Servicios Ambientales e Infraestructura, S.A. de C.V. (Mexico)
Rust Specialty Chemicals Inc. (Delaware)
Rust Sweden Holdings A B (Sweden)
Rust Utility Services Inc. (Delaware)
Rust VA Projekt AB (Sweden)
Rust Waste Treatment Services Inc. (Delaware)
Sacagica s.r.l. (Italy)

Saframa S.A. (Argentina)
Sakab Batteri B (Sweden)
Sakab MFA-Forvaltning AB (Sweden)
Salem Waste Disposal Center, Inc. (Alabama)
Salutec, S.A. (Argentina)
Saneanientos Sellberg S.A. (Spain)
S.A.P. s.p.a. (Italy)
S.A.R.I. S.p.A. (Italy)
S.A.S.P.I  S.p.A. (Italy)
S.E.P. s.r.l. (Italy)
SCA Services, Inc. (Delaware)
     Mohawk Valley Sanitary Landfill
S.C.E.A. Du Bosnier (France)
SC Holdings, Inc. (Pennsylvania)
     L & D Landfill
     Sanitary Landfill
SCS Construction Limited (United Kingdom)
Sengelose Kompost A/S (Denmark)
SERPOL (France)
Service de Rehabilitation des Dechets (S.R.D.) (France)
Servicios Especiales de Recoleccion de Basura, S.A. de C.V. (Mexico) Servicios Integrales de Protection Ambiental, S.A. de C.V. (Mexico) Servizi Piemonte S.r.l. (Italy)
SES Bridgeport Inc. (Delaware)
SES Brooklyn Inc. (Delaware)
SES Brooklyn Navy Yard Inc. (Delaware)
SES Connecticut Inc. (Delaware)
SES North Andover Inc. (Delaware)
SES Seattle Inc. (Delaware)
Shereg Schleswig Holsteinische Entsorgung u. Recycling GmbH (Germany) Skaraborgs Engergi - Och Mijo AB (Sweden)
Sidel (France)
Signal Capital Sherman Station Inc. (Delaware)
Signal Clean Water Corporation (Delaware)
Signal Own-And-Operate Inc. (Delaware)
Signal Overseas Capital Corporation N.V. (Netherlands)
Signal RESCO, Inc. (Delaware)
S.I.R.T.I.S. s.r.l. (Italy)
Sir-Mas (Italy)
Sistemas Para Control de Desechos Solidos, S.A. de C.V. (Mexico)
SMC Smaltimenti Controllati S.p.a. (Italy)
SNC Rust Canada Limited (Canada)
S.N.U. Di Esposito Carlo & C. (Italy)
Soaring Vista Properties, Inc. (Maryland)

Societ A. Grenet SARL (France)
Societe Civile Immobiliere Les Amandiers (France)
Societe D'Amenagement Et D'Exploitation De Terrains Agricoles (France) Societe D'Economie Mixte De Cabourg Et De Sa Region (SEMCAR)(France) Societe D'Etudes et de realisation D'Amenagements De Terrains (France) Societe Europeenne de Ferrailles et de Machefers (France)
Societe Parisienne D'Amenagement De Terrains (SPAT) (France)
Sogea S.r.l. (Italy)
Solaria Fornaci Laterizi s.r.l. (Italy)
Solna Transport AB (Sweden)
Solna Transport & Renhallning AB (Sweden)
South Broward County Resource Recovery Project, Inc. (Florida)
South Broward Holdings Inc. (Delaware)
S.P.E.M.  S.p.A. (Italy)
Svensk Avfallskonvertering AB (Sweden)
S. V. Farming Corp. (New Jersey)
Swindell-Dressler Energy Supply Company (Delaware)
Swindell-Dressler Leasing Company (Delaware)
Sydostkemi AB (Sweden)
Sylvans Kemiteknik AB (Sweden)
Sylvan & Qvibelius AB (Sweden)
TC, Inc. (Indiana)
Techim S.r.l. (Italy)
Terra Quest - Mohave, Inc. (Arizona)
The Rust Engineering Company Limited (Canada)
The Rust Engineering Company of Michigan (Michigan)
The Swindell-Dressler Corporation of Canada Limited (Canada)
The Wheelabrator Corporation (Delaware)
The Woodlands of Van Buren, Inc. (Delaware)
Tijuana Equilibrio Ecologico, S.A. de C.V. (Mexico)
Tomoka Refuse, Inc. (Florida)
Town and Country Refuse, Inc. (Florida)
     Port-O-Let
Trail Ridge Landfill, Inc. (Delaware)
Transportbedrijf Van Bliet B.V. (Nederlands)
Transwaste (N.W.) Limited (United Kingdom)
Tra.S.E. s.p.a. (Italy)
TRECO Construction Services Inc. (Delaware)
TWI Transportation, Inc. (Delaware)
Tyneside Waste Paper Co Ltd. (United Kingdom)
UK Waste Management Holdings (United Kingdom)
UK Waste Management Limited (United Kingdom)
United Waste Partners, L.P. (Illinois)
Valdenza S.r.l. (Italy)

Vanerborgs Stadbudsbyra AB (Sweden)
Vanersborgs Renhallning AB (Sweden)
Van Vliet Recycling B.V. (Netherlands)
Van Vliet Speciaal Afval B.V. (Netherlands)
VE-Part S.r.l. (Italy)
Verwaltungsgesellschaft Neuhaus Entsorgung GmbH (Germany)
Vliko B.V. (Netherlands)
Warner Company (Delaware)
     Warner East
     Warner West
Washington Waste Hauling & Recycling, Inc. (Delaware)
     Mountain Group - Northwest Office
     Port-O-Let
     Recycle America
     Valley Topsoil
     Waste Management - Northwest
     Waste Management of Ellensburg
     Waste Management of Greater Wenatchee
     Waste Management of Kennewick
     Waste Management of Seattle
     Waste Management of Spokane
     Waste Management of Yakima
     Waste Management - SnoKing
     Waste Management - Rainier
     WMI Services
Washington Waste Systems, Inc. (Washington)
Wass Entreprenad AB (Sweden)
Waste Away Group, Inc. (Alabama)
     Environmental Waste Systems
     LaGrange Transfer Station
     Montgomery Transfer Station
     Phenix City Transfer
     Springhill Landfill
     Waste Management of Alabama - Central
     Waste Management of Alabama - East
     Waste Management of Alabama - North
     Waste Management of Alabama - South
Waste Clearance (Holdings) Limited (United Kingdom)
Waste Clearance Limited (United Kingdom)
Waste Disposal, Inc. (New Jersey)
     Howell Landfill
Waste Handling Company (W.H.C.) B.V. (Holland)
Waste Management Asia B.V. (Netherlands)
Waste Management Czechoslovakia s.r.o. (Czechoslovakia)

Waste Management Collection and Recycling, Inc. (California)
     American Waste Systems
     Empire Waste Management
     Great Western Reclamation
     Recycle America
     SAWDCO Collection
     Sunset Environmental
     Valley Waste Management
     Waste Management of Inland Valley
     Waste Management of Sacramento
     Waste Management of San Gabriel/Pomona Valley
     Waste Management of Santa Cruz County
     Waste Management of the Central Valley
     Waste Management of Woodland
Waste Management de Mexico, S.A. de C.V. (Mexico)
Waste Management Disposal Services of Arizona, Inc. (Delaware)
Waste Management Disposal Services of Colorado, Inc. (Colorado)
     Central Weld Sanitary Landfill
     Colorado Springs Recycling and Disposal Facility
     County Line Recylcing and Disposal Facility
     Denver/Arapahoe Disposal Site
     East Weld Sanitary Landfill
     North Weld Sanitary Landfill
     Waste Management of Colorado - Landfill Division
Waste Management Disposal Services of Maine, Inc. (Maine)
     Waste Management Disposal Services of Maine - Crossroads
Waste Management Disposal Services of Maryland, Inc. (Maryland)
     Sandy Hill
Waste Management Disposal Services of Massachusetts, Inc. (Massachusetts) Waste Management Disposal Services of Montana, Inc. (Montana)
     High Plains Sanitary Landfill and Recycling Center
Waste Management Disposal Services of New York, Inc. (Delaware)
Waste Management Disposal Services of Oregon, Inc. (Delaware)
     Columbia Ridge Landfill and Recycling Center
     Oregon Waste Systems
Waste Management Disposal Services of Pennsylvania, Inc. (Pennsylvania)
     Northwest Sanitary Landfill
     Pottstown Landfill and Recycling Center
Waste Management Disposal Services of Virginia, Inc. (Delaware)
     Middle Peninsula Landfill and Recycling Facility
Waste Management Disposal Services of Washington, Inc. (Delaware)
     Greater Wenatchee Regional Landfill and Recycling Center
     Waste Management of Washington
Waste Management Do Brasil, Ltda Empreendimentos Ambientals (Brazil)

Waste Management Espana S.A. (Spain)
Waste Management France (Holdings) (France)
Waste Management France S.A. (France)
Waste Management France S.A.R.L. (France)
Waste Management Gewerbemullentsorgung GmbH (Austria)
Waste Management GmbH & DO MVA Hamm OHG (Germany)
Waste Management Greece Anonymous Commercial Company (Greece)
Waste Management Hausmullentsorgung GmbH (Austria)
Waste Management Holding Gesellschaft mbH (Austria)
Waste Management, Inc. (Illinois)
Waste Management Inc. of Florida (Florida)
     Atlantic Waste Management
     Broward Disposal
     Central Disposal
     Environmental Waste Systems
     Florida Environmental Waste
     Florida Disposal
     Florida Resource Management
     Gulf Coast Recycling and Disposal Facility
     Hillsborough Heights Recycling and Disposal Facility
     Medley Landfill & Recycling Center
     Rubbish Gobbler
     Southeast Recycling and Disposal Facility
     Southern Sanitation Service
     South Florida Service Center
     United Sanitation Recycling and Disposal Facility
     Waste Management of Bay County
     Waste Management of Collier County
     Waste Management of Dade County
     Waste Management of Monroe County
     Waste Management of Pasco County
     Waste Management of Tampa
Waste Management, Inc. of Tennessee (Tennessee)
     Chestnut Ridge Landfill and Recycling Center
     Waste Management of Tennessee - Clarksville
     Waste Management of Tennessee - Jackson
     Waste Management of Tennessee - Knoxville
     Waste Management of Tennessee - Memphis
     Waste Management of Tennessee - Nashville
     West Camden Sanitary Landfill
Waste Management International, Inc. (Delaware)
Waste Management International, Ltd. (Bermuda)
Waste Management International plc (United Kingdom)
Waste Management International Services Limited (United Kingdom)

Waste Management International Y CIA (Chile)
Waste Management Italia S.r.l. (Italy)
Waste Management (Land) Limited (United Kingdom)
Waste Management Limited (United Kingdom)
Waste Management Mexico Services, S.A. de C.V. (Mexico)
Waste Management Nederland B.V. (Netherlands)
Waste Management N.Z. Ltd. (New Zealand)
Waste Management of Alabama, Inc. (Alabama)
     Recycle America - Birmingham
     Valley View Sanitary Landfill
     Waste Management of Alabama - Central
     Waste Management of Alabama - East
     Waste Management of Alabama - Mobile
     Waste Management of Alabama - North
     Waste Management of Alabama - Northwest
     Waste Management of Alabama - South
Waste Management of Alameda County, Inc. (California)
     Altamont Landfill and Resource Recovery Facility
     Central Division
     Davis Street Station for Material Recovery and Transfer
     East Bay Disposal Co.
     Livermore Dublin Disposal
     Northern Division
     Recycle America of Northern California
     Southern Division
     Sunnyvale Recycling and Disposal Facility
     Tri-Cities Recycling and Disposal Facility
Waste Management of Arizona, Inc. (California)
     Asset Recovery Group
     Butterfield Station Recycling and Disposal Facility
     Industrial Services Division
     Sky Harbor Regional Transfer & Recycling Center
     27th Avenue Recycling and Disposal Facility
     Waste Management of Northern Arizona
     Waste Management of Phoenix - North
     Waste Management of Phoenix - Recycle America
     Waste Management of Phoenix - South
     Waste Management of Tucson
     Waste Management of Tucson - Recycle America
     Waste Management of Verde Valley
     WMI Services - Phoenix
Waste Management of Arkansas, Inc. (Delaware)
     Brushy Island Recycling and Disposal Facility
     Jefferson County Recylcing and Disposal Facility

     Shannon Road Recycling and Disposal Facility
     Union County Recycling and Disposal Facility
     Waste Management of Arkansas North
     Waste Management of Arkansas South
Waste Management of California, Inc. (California)
     Kirby Canyon Recycling and Disposal Facility
     Lancaster Recycling and Disposal Facility
     Simi Valley Recycling and Disposal Facility
     Universal Refuse Removal of El Cajon
     Waste Management of Fresno County
     Waste Management of Lancaster
     Waste Management of Los Angeles
     Waste Management of Los Angeles - South
     Waste Management of North County
     Waste Management of San Diego
     Waste Management of San Fernando Valley
     Waste Management of Santa Clara County
     Waste Management of the Desert
     WMI Services
Waste Management of Cambridge, Inc. (Delaware)
     Adho Disposal
     Hunting Ridge Landfill
Waste Management of Carolinas, Inc. (North Carolina)
     Piedmont Landfill and Recycling Center
     Waste Management of Asheville
     Waste Management of Carolinas
     Waste Management of Central Carolina
     Waste Management of Eastern Carolina
     Waste Management of the Piedmont
     Waste Management of Raleigh/Durham
     Waste Management of Wilmington
     Waste Management of the Triad
Waste Management of Central Florida, Inc. (Florida)
     Alachua Waste Management
Waste Management of Central Jersey, Inc. (New Jersey)
     Parklands Recycling and Disposal Facility
Waste Management of Colorado, Inc. (Colorado)
     Canon City Disposal and Recycling
     Colorado Springs Transfer Station
     Englewood Transfer Station
     Port-O-Let
     Waste Management of Aurora
     Waste Management of Colorado - Aurora Facility
     Waste Management of Colorado - North Facility

     Waste Management of Colorado - Recycle Facility
     Waste Management of Colorado - South Facility
     Waste Management of Colorado Springs - Recycle America Facility
     Waste Management of Denver
     Waste Management of Denver - Recycle America Processing Facility
     Waste Management of Northern Colorado
     Waste Management of Pueblo
     Waste Management of the Rockies
     WMI Medical Services
Waste Management of Columbus, Inc. (Ohio)
Waste Management of Connecticut, Inc. (Connecticut)
     New Milford Recycling and Disposal Facility
     Waste Management of Connecticut - New Milford
     Waste Management of Connecticut - Norwalk
     Waste Management of Connecticut - Wallingford
Waste Management of Delaware, Inc. (Delaware)
     Waste Management of Delaware - Wilmington
     Waste Management of Delmarva
Waste Management of Eastern Shore, Inc. (Delaware)
Waste Management of Five Oaks Recycling and Disposal Facility, Inc. (Delaware) Waste Management of Florida Holding Company, Inc. (Delaware)
Waste Management of Florida, Inc. (Delaware)
Waste Management of Georgia, Inc. (Georgia)
     Live Oak Landfill
     Superior Sanitation Landfill
     Waste Management of Savannah
     Waste Management of the Tennessee Valley
Waste Management of Grass Valley, Inc. (Delaware)
Waste Management of Greater Washington, Inc. (Delaware)
     Universal Recycling
Waste Management of Hawaii, Inc. (Hawaii)
     Waimanalo Gulch Recycling and Disposal Facility
     West Hawaii Landfill
Waste Management of Idaho, Inc. (Idaho)
Waste Management of Illinois, Inc. (Delaware)
     Banner/Western Disposal Service
     Chain of Rocks Recycling and Disposal Facility
     CID
     DeKalb County Recycling and Disposal Facility
     Durbin Paper Stock Company
     Five Oaks Recycling and Disposal Facility
     Greene Valley Recycling and Disposal Facility
     Kankakee Recycling and Disposal Facility
     Laraway Recycling and Disposal Facility

     McLean County Disposal and Recycling Services
     Milam Recycling and Disposal Facility
     Prairie Hill Recycling and Disposal Facility
     Settler's Hill Recycling and Disposal Facility
     Tazewell Recycling and Disposal Facility
     TCD Services
     United Waste Systems
     Waste Management - Metro
     Waste Management - North
     Waste Management - Northwest
     Waste Management - West
     Waste Management of Metro East
     Waste Management of Peoria
     Waste Management of the South Suburbs
     Wheatland Prairie Recycling and Disposal Facility
     Woodland Recycling and Disposal Facility
Waste Management of Indiana Holdings One, Inc. (Delaware)
Waste Management of Indiana Holdings Two, Inc. (Delaware)
Waste Management of Indiana, L.L.C. (Delaware)
     Deercroft Recycling and Disposal Facility
     Glenwood Ridge Recycling and Disposal Facility
     Oak Ridge Recycling and Disposal Facility
     Prairie View Recycling and Disposal Facility
     Superior Waste Systems
     Twin Bridges Recycling and Disposal Facility
     Waste Management of Central Indiana
     Waste Management of Evansville
     Waste Management of Fort Wayne
     Waste Management of Indianapolis
     Waste Management of Indianapolis - Hamilton County Transfer
     Waste Management of Lafayette
     Waste Management of Muncie
     Waste Management of Northwest Indiana
     Waste Management of Warsaw
     Wheeler Recycling and Disposal Facility
Waste Management of Iowa, Inc. (Iowa)
     Solid Waste Systems
Waste Management of Kansas, Inc. (Kansas)
     Forest View Recycling and Disposal Facility
     Rolling Meadows Recycling & Disposal Facility
     Solid Waste Systems
     Topeka Waste Systems
     Waste Management of Wichita
     Waste Management - Refuse Control

Waste Management of Kentucky Holdings, Inc. (Delaware)
Waste Management of Kentucky, L.L.C. (Delaware)
     Blue Ridge Recycling and Disposal Facility
     Kramer Lane Recycling and Disposal Facility
     Lexington Recycling and Disposal Facility
     Outer Loop Recycling and Disposal Facility
     Waste Management of Kentucky - Gray Disposal
     Waste Management of Kentucky - Lexington
     Waste Management of Kentucky - Louisville
     Waste Management of Kentucky - Madison Disposal
     Waste Management of Kentucky - Stevens Dispos-All Service
Waste Management of LaGrange, Inc. (Delaware)
Waste Management of Leon County, Inc. (Florida)
     Springhill Regional Sanitary Landfill
Waste Management of Louisiana Holdings One, Inc. (Delaware)
Waste Management of Louisiana Holdings Two, Inc. (Delaware)
Waste Management of Louisiana, L.L.C. (Delaware)
     Acadiana Recycling and Disposal Facility
     Acadia Parish Sanitary Landfill
     Alexandria Recycling and Disposal Facility
     American Waste and Pollution Control-Algiers Residential
     American Waste and Pollution Control-Eastern New Orleans Residential American Waste and Pollution Control-Kelvin Recycling and Disposal Facility American Waste and Pollution Control-St. Bernard Parish Residential American Waste and Pollution Control-Slidell
     American Waste and Pollution Control-West Jefferson Residential
     Jefferson Davis Recycling and Disposal Facility
     Kelvin Recycling and Disposal Facility
     Magnolia Recycling and Disposal Facility
     Pelican Recycling and Disposal Facility
     Pelican State Environmental Services
     Waste Management of Acadiana
     Waste Management of Baton Rouge
     Waste Management of the Bayous
     Waste Management of Central Louisiana
     Waste Management of Lake Charles
     Waste Management of New Orleans
     Waste Management of Northeast Louisiana
     Waste Management of Northwest Louisiana
     Waste Management of the Pines
     Waste Management of St. Landry
     Waste Management of St. Tammany
     Waste Management of South Louisiana
     Waste Management Services of Louisiana

     Woodside Recycling and Disposal Facility
Waste Management of Maine, Inc. (Maine)
     Waste Management of Maine - Portland
Waste Management of Maryland, Inc. (Maryland)
     Mobile Offices of Maryland
     Waste Management of Cambridge
     Waste Management of Greater Washington
     Waste Management of Maryland - Baltimore
     Waste Management of Southern Maryland
     WMI Medical Services
     WMI Services of Maryland
Waste Management of Massachusetts, Inc. (Massachusetts)
     Somerville Transfer Station
     Waste Management - Container Services
     Waste Management of Boston - North
     Waste Management of Central Massachusetts
     Waste Management of Massachusetts - Gloucester
     Waste Management of Massachusetts - South Shore
Waste Management of Michigan, Inc. (Michigan)
     Autumn Hills Recycling and Disposal Facility
     Cedar Ridge Recycling and Disposal Facility
     Eagle Valley Recycling and Disposal Facility
     Efficient Sanitation
     Northern Oaks Recycling and Disposal Facility
     Recycle America - Metro Detroit
     Tri-City Recycling and Disposal Facility
     Valley Rubbish
     Venice Park Recycling and Disposal Facility
     Waste Management of Detroit - Residential
     Waste Management - Metro Detroit
     Waste Management of Michigan - Alma Transfer and Recycling Facility Waste Management of Michigan - Area Disposal
     Waste Management of Michigan - Burr Oak
     Waste Management of Michigan - Central
     Waste Management of Michigan - Detroit East Recycling Transfer Facility Waste Management of Michigan - Detroit Transfer and Recycling Facility Waste Management of Michigan - Detroit MRF/Transfer
     Waste Management of Michigan - Dowagiac Transfer and Recycling Facility Waste Management of Michigan - Holland
     Waste Management of Michigan - Holland Transfer and Recycling Facility Waste Management of Michigan - Mideast
     Waste Management of Michigan - Mideast/Port Huron
     Waste Management of Michigan - Midwest
     Waste Management of Michigan - Northern

     Waste Management of Michigan - Recycle America/Grand Rapids
     Waste Management of Michigan - Southwest
     Waste Management of Michigan - Western
     Westside Recycling and Disposal Facility
     WMI Services - Eastern Michigan/Northwest Ohio
     Woodland Meadows Recycling and Disposal Facility
Waste Management of Minnesota, Inc. (Minnesota)
     Anoka Recycling and Disposal Facility
     Dietman Sanitation & Recycling
     Northern Waste Systems
     Recycle America of Minnesota
     Sun Prairie Recycling and Disposal Facility
     Waste Management - Blaine
     Waste Management - LeSueur
     Waste Management - Rochester
     Waste Management - Savage
     Waste Management - St. Cloud
     Waste Management of Hastings
     WMI Services of Minnesota
Waste Management of Mississippi, Inc. (Mississippi)
     Pecan Grove Landfill
     Pine Ridge Landfill
     Plantation Oaks Landfill
     Prairie Bluff Landfill
     Waste Management of Central Mississippi - Jackson
     Waste Management of Central Mississippi - Kosciusko
     Waste Management of Central Mississippi - Meridian
     Waste Management of Central Mississippi - Vicksburg
     Waste Management of North Mississippi - Clarksdale
     Waste Management of North Mississippi - Columbus
     Waste Management of North Mississippi - Corinth
     Waste Management of North Mississippi - Greenville
     Waste Management of North Mississippi - Grenada
     Waste Management of North Mississippi - Tupelo
     Waste Management of South Mississippi - Gulfport
     Waste Management of South Mississippi - McComb
     Waste Management of South Mississippi - Natchez
     Waste Management of South Mississippi - Pine Belt
Waste Management of Missouri, Inc. (Delaware)
     Black Oak Recycling and Disposal Facility
     Environmental Industries
     Kahle Recycling and Disposal Facility
     Meramec Hauling
     Pezold Hauling

     Rumble Recycling and Disposal Facility
     Waste Management of Kansas City
     Waste Management of Springfield
     Waste Management of St. Louis
     Waste Management of the Ozarks
Waste Management of Montana, Inc. (Delaware)
     Waste Management of Great Falls
Waste Management of Nebraska, Inc. (Delaware)
     Douglas County Recycling and Disposal Facility
Waste Management of New Hampshire, Inc. (Connecticut)
     Turnkey Recycling and Environmental Enterprises
     Waste Management of New Hampshire - Londonderry
     Waste Management of New Hampshire - New Hampton
     Waste Management of New Hampshire - Rochester
     Waste Management of New Hampshire - Peterborough
Waste Management of New Jersey, Inc. (New Jersey)
     Avenue A Transfer & Recycling Center
     Recycle America
Waste Management of New Mexico, Inc. (New Mexico)
     Hobbs Recycling and Disposal Facility
     Rio Rancho Recycling and Disposal Facility
     San Juan County Recycling and Disposal Facility
     Waste Management of Albuquerque - Recycle America Processing Facility Waste Management of Four Corners
     Waste Management of Southeast New Mexico
     Waste Management of the Southwest
Waste Management of New York City, Inc. (Delaware)
Waste Management of New York, Inc. (New York)
     High Acres Landfill and Recycling Facility
     Waste Management of Eastern New York
     Waste Management of Hudson Valley
     Waste Management of New York - Albion
     Waste Management of New York - Buffalo
     Waste Management of New York - Rochester
     Waste Management of New York - Syracuse
     Waste Management of New York - Utica
     Waste Management of Southwestern New York
     WMI Services of New York
Waste Management of New York City, L.P. (Delaware)
Waste Management of North Dakota, Inc. (Delaware)
     Northern Waste Systems
Waste Management of North Jersey, Inc. (Delaware)
Waste Management of NYC, Inc. (Delaware)
Waste Management of Ohio, Inc. (Delaware)

     Countywide Recycling and Disposal Facility
     ELDA Recycling and Disposal Facility
     Evergreen Recycling and Disposal Facility
     Herrick Valley Recycling and Disposal Facility
     Lake County Recycling and Disposal Facility
     Pinnacle Road Recycling and Disposal Facility
     Seneca East Recycling and Disposal Facility
     Stony Hollow Recycling and Disposal Facility
     Suburban Recycling and Disposal Facility
     Waste Management of Ohio - Akron
     Waste Management of Ohio - Blaylock
     Waste Management of Ohio - Cleveland Transfer and Recycling Facility Waste Management of Ohio - Cleveland West
     Waste Management of Ohio - Columbus
     Waste Management of Ohio - Columbus Transfer and Recycling Facility Waste Management of Ohio - Findlay
     Waste Management of Ohio - IWD
     Waste Management of Ohio - Koogler
     Waste Management of Ohio - Lima
     Waste Management of Ohio - Lima Transfer and Recycling Facility Waste Management of Ohio - M & M Sanitation
     Waste Management of Ohio - Newark
     Waste Management of Ohio - Northwest
     Waste Management of Ohio - Recycle America/Toledo
     Waste Management of Ohio - S.E.M.
     Waste Management of Ohio - Shelby County Transfer
     Waste Management of Ohio - Suburban Sanitation Service
     Waste Management of Ohio - Western Reserve
     Waste Management of Ohio - Youngstown
     WMI Services - Ohio
Waste Management of Oklahoma, Inc. (Oklahoma)
     East Oak Recycling and Disposal Facility
     Muskogee Recycling and Disposal Facility
     Quarry Recycling and Disposal Facility
     Waste Management of Oklahoma City
     Waste Management of Tulsa
Waste Management of Orange County, Inc. (California)
Waste Management of Oregon, Inc. (Oregon)
     Metro South Transfer Station
     Port-O-Let
     Waste Management of Vancouver U.S.A.
     Zero Garbage
Waste Management of Orlando, Inc. (Florida)
Waste Management of Pennsylvania, Inc. (Pennsylvania)

     Alderfer & Frank
     Lake View Landfill (Northern)
     Mid-Atlantic Recycling and Distribution Center
     Milton Grove Demolition and Tire Recycling
     Philadelphia Transfer and Recycling Station
     Pottsville Transfer Station
     Recycle America
     River Road Landfill
     Steel Valley Transfer Station
     The Forge Recycling and Resource Recovery Center
     Tully Town Resource Recovery Facility
     Waste Automation
     Waste Management - Allentown
     Waste Management - Dixon Recycling
     Waste Management of Camp Hill
     Waste Management of Delaware Valley - North
     Waste Management of Delaware Valley - South
     Waste Management of Erie
     Waste Management of Greater Lancaster
     Waste Management of Greencastle
     Waste Management of Greenville
     Waste Management of Indian Valley
     Waste Management of Laurel Valley
     Waste Management of Northeast Pennsylvania
     Waste Management of Pennsylvania - Hauling
     Waste Management of Pittsburgh
     Waste Management of Pottstown
     Waste Management of Wilkinsburg
     WMI Medical Services of New Jersey
     WMI Medical Services of New York
     WMI Medical Services of Pennsylvania
     WMI Medical Services of West Virginia
Waste Management of Pinellas County, Inc. (Florida)
     Suncoast Recycle America Center
Waste Management of Rhode Island, Inc. (Delaware)
     Waste Management of Rhode Island - Newport
Waste Management of South Carolina, Inc. (South Carolina)
     Charleston Landfill
     Hickory Hill Sanitary Landfill
     Palmetto Landfill
     Sandy Pines Landfill
     Waste Management of South Carolina
     Waste Management of the Low Country
Waste Management of South Dakota, Inc. (South Dakota)

     Waste Management of Sioux Falls
     Waste Management of the Black Hills
Waste Management of South Jersey, Inc. (New Jersey)
     Middle Martee Landfill
     Waste Management of Camden
Waste Management of Texas, Inc. (Texas)
     All Waste Paper Recycling
     Atascocita Recycling and Disposal Facility
     Austin Community Disposal Co.
     Bluebonnet Recycling and Disposal Facility
     Centex Waste Management
     Coastal Plains Recycling and Disposal Facility
     Comal County Recycling and Disposal Facility
     Covell Gardens Landfill
     DFW Recycling and Disposal Facility
     Eastside Recycling and Disposal Facility
     Fogle Garbage Service
     Garbage Gobbler
     Hillside Recycling and Disposal Facility
     Kingwood Garbage Service
     Lacy Lakeview Recycling and Disposal Facility
     Longhorn Disposal
     Northwest Transfer Station
     Oak Hill Recycling and Disposal Facility
     Pecan Prairie Recycling and Disposal Facility
     Recycle America - Dallas Bulk Grade Division
     Recycle America - Dallas High Grade Division
     S & B Trucking & Sanitation
     Security Landfill
     Skyline Recycling and Disposal Facility
     Texas Waste Management
     Waste Management of Fort Worth Recycling and Disposal Facility Waste Management - Golden Triangle
     Waste Management of Dallas - East
     Waste Management of Dallas Recycle America Processing Facility Waste Management of Dallas - West
     Waste Management of East Texas
     Waste Management of Fort Worth
     Waste Management of Fort Worth Recylcing and Disposal Facility Waste Management of Houston
     Waste Management of Northeast Texas
     Waste Management of Southeast Texas
     Waste Management of Southeast Texas - Angleton
     Waste Management of Southeast Texas - Dickinson

     Waste Management of South Texas
     Waste Management of West Texas
     Westside Recycling and Disposal Facility
     Williamson County Recycling and Disposal Facility
     WMI Services of Dallas
     WMI Services of North Texas
     WMI Services of Texas
Waste Management of Tri-Cities, Inc. (Delaware)
Waste Management of Troutdale, Inc. (Delaware)
Waste Management of Utah, Inc. (Utah)
     Waste Management of Northern Utah
     Reliable Waste Systems
     Waste Management of Salt Lake
Waste Management of Virginia, Inc. (Virginia)
     Manassas Transfer Station
     Waste Management of Hampton Roads
     Waste Management of Northern Virginia
     Waste Management of Northern Virginia - Crown Disposal
     Waste Management of the Outer Banks
     Waste Management of Richmond/Fiber Fuels
     Waste Management of Richmond Port-O-let
     Waste Management of Richmond Recycle America
     Waste Management of Virginia - Blue Ridge
     WMI Services of Hampton Roads
     WMI Services of Virginia
Waste Management of West Virginia, Inc. (Delaware)
     Waste Management of Shenandoah Valley
Waste Management of Wisconsin, Inc. (Wisconsin)
     Best Disposal
     Mallard Ridge Recycling and Disposal Facility
     Metro/Stone Ridge Recycling and Disposal Facility
     Orchard Ridge Recycling and Disposal Facility
     Parkview Recycling and Disposal Facility
     Pheasant Run Recycling and Disposal Facility
     Ridgeview Recycling and Disposal Facility
     Timberline Trail Recycling and Disposal Facility
     UWS Transportation
     Valley Trail Recycling and Disposal Facility
     Waste Management - Northeast Wisconsin
     Waste Management of Fox Valley
     Waste Management of La Crosse
     Waste Management of Madison
     Waste Management of Milwaukee
     Waste Management of Muskego

     Waste Management of Rockford
     Waste Management of Wisconsin - East
     Waste Management Southwest
     Waste Management of St. Croix Valley
     Waste Management - Tri County
     WMI Services of Wisconsin
Waste Management of Wyoming, Inc. (Delaware)
Waste Management Paper Stock Company, Inc. (Delaware)
     Southern Sanitation Southeast - Recycle America
     Waste Management of Florida - Recycle America
     Waste Management of Sarasota - Recycle America
     Waste Management of Tampa - Recycle America
Waste Management Pepierentsorgung Gesellschaft mbH (Austria)
Waste Management Partners, Inc. (Delaware)
     American Refuse Systems, Inc.
     Ocmulgee Disposal, Inc.
Waste Management Partners of Bozeman, Ltd. (Illinois)
Waste Management Partners of Midland/Odessa (Illinois)
Waste Management Partners of Paris, Ltd. (Illinois)
Waste Management Partners of Southeast North Dakota, L.P. (Illinois) Waste Management Plastic Products, Inc. (Delaware)
Waste Management Projektierungsgesellschaft mbH (Austria)
Waste Management Queensland Pty. Limited (Queensland)
Waste Management Recycling and Disposal Services of California, Inc.
(California)
     Bradley Landfill and Recycling Center
     Waste Management of Northern California
     Waste Management of Southern California
Waste Management Remediation Services B.V. (Netherlands)
Waste Management Remediation Services B.V. (Netherlands)
Waste Management Republic of China (China)
Waste Management (Rock Common) Limited (United Kingdom)
Waste Management (Roxby) Limited (United Kingdom)
Waste Management Services, C.A. (Venezuela)
Waste Management Services S A (Switzerland)
Waste Management South America B.V. (Netherlands)
Waste Management Thailand B.V. (Netherlands)
Waste Relief Partners, L.P. (Illinois)
Waste Resources Ltd (New Zealand)
Waste Resources of Tampa Bay, Inc. (Florida)
Waste Resources of Tennessee, Inc. (Tennessee)
Waste Services Company Partnership (Colorado)
Waterblast Ltd. (United Kingdom)
Wessex Waste Management Limited (United Kingdom)
WESI Baltimore Inc. (Delaware)

WESI Capital Inc. (Delaware)
WESI Peabody Inc. (Delaware)
WESI Peekskill Inc. (Delaware)
WESI Westchester Inc. (Delaware)
WESI Saugus Inc. (Delaware)
WESI Westchester Inc. (Delaware)
WES Medical Services of Florida Inc. (Delaware)
WES Medical Services of North Carolina Inc. (Delaware)
WES Medical Services of Ohio Inc. (Delaware)
WES Medical Services of Texas Inc. (Delaware)
WES Medical Services of Wisconsin Inc. (Delaware)
Westates Carbon-Arizona, Inc. (Arizona)
Western Compliance Services, Inc. (Oregon)
Westley Trading Ltd (United Kingdom)
Wheelabrator Air Pollution Control Inc. (Delaware)
Wheelabrator Albion Inc. (Delaware)
Wheelabrator Albion Power Inc. (Delaware)
Wheelabrator Baltimore Inc. (Delaware)
Wheelabrator-Berger (Maschinenfabriken) GmbH (West Germany)
Wheelabrator-Berger Stiftung GmbH (West Germany)
Wheelabrator Bridgeport Inc. (Delaware)
Wheelabrator Broward Inc. (Delaware)
Wheelabrator Canada Inc. (Ontario)
Wheelabrator Cedar Creek Inc. (Delaware)
Wheelabrator Clean Air Holdings Inc. (Delaware)
Wheelabrator Clean Air Systems Inc. (Illinois)
Wheelabrator Cleanfuel Corporation (Delaware)
Wheelabrator Clean Water Holdings Inc. (Delaware)
Wheelabrator Clean Water Systems Inc. (Maryland)
Wheelabrator Coal Refinery Inc. (Delaware)
Wheelabrator Coal Services Company (Delaware)
Wheelabrator Cobb Inc. (Delaware)
Wheelabrator Concord Inc. (Delaware)
Wheelabrator Concord Operating Inc. (Delaware)
Wheelabrator Connecticut Inc. (Delaware)
Wheelabrator Culm Services Inc. (Delaware)
Wheelabrator do Brasil Limitada (Brazil)
Wheelabrator Energy Company Inc. (Delaware)
Wheelabrator Energy Leasing Company (Delaware)
Wheelabrator Energy Systems Inc. (Delaware)
Wheelabrator Engineered Systems Inc. (Delaware)
Wheelabrator Environmental Systems Inc. (Delaware)
Wheelabrator Environmental Systems of New York, Inc. (Delaware)
Wheelabrator EOS Canada Inc. (Ontario)

Wheelabrator EOS Inc. (Delaware)
Wheelabrator EOS Puerto Rico Inc. (Delaware)
Wheelabrator Epping Inc. (Delaware)
Wheelabrator Falls Inc. (Delaware)
Wheelabrator Frackville Energy Company Inc. (Delaware)
Wheelabrator Frackville Properties Inc. (Delaware)
Wheelabrator Fuel Services Inc. (Delaware)
Wheelabrator Fuels Service Corporation (Delaware)
Wheelabrator Genesee Inc. (Delaware)
Wheelabrator Gloucester Inc. (Delaware)
Wheelabrator Hagerstown Inc. (Delaware)
Wheelabrator HPD Inc. (Illinois)
Wheelabrator Hudson Energy Company Inc. (Delaware)
Wheelabrator Land Resources Inc. (Delaware)
Wheelabrator McKay Bay Inc. (Florida)
Wheelabrator Mecklenburg Inc. (Delaware)
Wheelabrator Millbury Inc. (Delaware)
Wheelabrator New Hampshire Inc. (Delaware)
Wheelabrator New Jersey Inc. (Delaware)
Wheelabrator NHC Inc. (Delaware)
Wheelabrator Northampton Energy Company Inc. (Delaware)
Wheelabrator Northampton Inc. (Delaware)
Wheelabrator Northampton Linerboard Company Inc. (Delaware)
Wheelabrator North Broward Inc. (Delaware)
Wheelabrator North Shore Inc. (Delaware)
Wheelabrator Norwalk Energy Company Inc. (Delaware)
Wheelabrator Peekskill Inc. (Delaware)
Wheelabrator Penacook Inc. (Delaware)
Wheelabrator Pinellas Inc. (Delaware)
Wheelabrator Plant Services Inc. (Delaware)
Wheelabrator Polk Inc. (Delaware)
Wheelabrator Pottstown Inc. (Delaware)
Wheelabrator Putnam Inc. (Delaware)
Wheelabrator Ridge Energy Inc. (Delaware)
Wheelabrator San Diego Inc. (Delaware)
Wheelabrator Saugus Inc. (Delaware)
Wheelabrator Shasta Energy Company Inc. (Delaware)
Wheelabrator Sherman Station One Inc. (Delaware)
Wheelabrator Sherman Station Two Inc. (Delaware
Wheelabrator Shrewsbury Inc. (Delaware)
Wheelabrator South Broward Inc. (Delaware)
Wheelabrator Spokane Inc. (Delaware)
Wheelabrator Technologies Germany Holding GmbH (Germany)
Wheelabrator Technologies Inc. (Delaware)

Wheelabrator Technologies International Limited (United Kingdom)
Wheelabrator Technologies (UK) Limited (United Kingdom)
Wheelabrator Tidewater Inc. (Delaware)
Wheelabrator Trucking Corporation (Delaware)
Wheelabrator Utility Services Inc. (Delaware)
Williams Disposal Service, Inc. (Florida)
Winnipeg Waste Disposal Limited Partnership (Manitoba)
WMD Boeckmann Ohlig (Germany)
WMD Fuchs GmbH (Germany)
WMD Knoess & Anthes GmbH (Germany)
WMD Kutzner GmbH Rohstoffvertung - Containerdienst (Germany)
WMD Milojoservice A/S (Denmark)
WMD Schreiber GmbH (Germany)
WMD Waste Management Deutschland Holding GmbH (Germany)
WMI Canada Divesture Sub, Inc. (Canada)
WMI Medical Services of Arizona, Inc. (Delaware)
WMI Medical Services of Indiana, Inc. (Indiana)
WMI Medical Services of New England, Inc. (Delaware)
WMI Medical Services of Ohio, Inc. (Ohio)
     WMI Medical Services - Dayton
     WMI Medical Services - Toledo
     WMI Medical Services - Youngstown
WMI Medical Services of Texas, Inc. (Delaware)
WMI Medical Waste Services of North Carolina, Inc. (North Carolina) WMI Mexico Holdings, Inc. (Delaware)
WMI Properties, Inc. (Pennsylvania)
     Warner Company Slag Operation
WMI Quebec Inc. (Quebec)
WMI Sellbergs AB (Sweden)
WMI Services of Nevada, Inc. (Nevada)
WMI Urban Services, Inc. (Delaware)
WMI Waste Management of Canada Inc. (Canada)
     TCL Waste Systems
     Waste Management Big Bear Services
     Waste Management Fraser Valley
     Waste Management Halton/Hamilton
     Waste Management Materials Processing - Recycle Canada
     Waste Management Materials Processing - Toronto Transfer
     Waste Management McLellan Disposal
     Waste Management of Oxford/Perth
     Waste Management of Calgary
     Waste Management of Edmonton
     Waste Management of Greater Toronto
     Waste Management of Greater Vancouver

     Waste Management of Southwestern Ontario
     Waste Management of the Okanagan
     Waste Management York/Simcoe
     West Edmonton Recycling and Disposal Facility
     WMI du Quebec
     WMI - Hull/Ottawa
     WMI Recyclage Quebec
     WMI Rive - Sud
     WMI Waste Management DuCanada
WMNA Container Recycling, Inc. (Delaware)
WMNA Rail-Cycle Sub, Inc. (Delaware)
WM of New York, Inc. (Delaware)
WM Paper Recycling, Inc. (Delaware)
WM Partnership Holdings, Inc. (Delaware)
WM Portugal (Gestao De Residuos) LDA (Portugal)
WM Umwelttechnik Gmbh (Germany)
WMX Federal Services, Inc. (Delaware)
WMX Technology Center, Inc. (Delaware)
WM Ymparistopalvelut OY (Finland)
W R Pollard and Son Limited (United Kingdom)
WTI International Holdings Inc. (Delaware)
WTI Jinyuan Limited Inc. (Delaware)
WTI Jinyuan Power Inc. (Delaware)
WTI Pingliang Limited Inc. (Delaware)
WTI Pingliang Power Inc. (Delaware)
WTI Rust Holdings Inc. (Delaware)
Wuper Recycling Container-Dienst GmbH (Germany)